THE GREENBRIER COMPANIES, INC.

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Greenbrier Companies, Inc. (the “Company”) on Form 10-Q for the quarterly period ended November 30, 2019, as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Adrian J. Downes, Senior Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 8, 2020

/s/ Adrian J. Downes
Adrian J. Downes Senior Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

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